                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

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                           Master Servicing Agreement

                                     between

                      Education Funding Capital Trust-III,
                                    as Issuer

                                       and

                        Education Lending Services, Inc.,
                               as Master Servicer

                                       and

                                Fifth Third Bank,
                   not in its individual capacity, but solely
                              as Indenture Trustee

                                       and

                                Fifth Third Bank,
                   not in its individual capacity, but solely
                        as Trust Eligible Lender Trustee


                           dated as of October 1, 2003

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                                                      Master Servicing Agreement

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                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

SECTION 1.      DEFINITIONS....................................................1
SECTION 2.      SERVICING REQUIREMENT AND ENGAGEMENT OF MASTER SERVICER........1
SECTION 3.      MASTER SERVICER COMPENSATION...................................2
SECTION 4.      FINANCED STUDENT LOAN SERVICING................................2
SECTION 5.      DUE DILIGENCE..................................................6
SECTION 6.      RIGHT OF INSPECTION; AUDIT.....................................6
SECTION 7.      REPORTING REQUIREMENTS.........................................6
SECTION 8.      REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE
                MASTER SERVICER................................................7
SECTION 9.      REPRESENTATIONS AND WARRANTIES OF ISSUER.......................9
SECTION 10.     MASTER SERVICER DEFAULT.......................................10
SECTION 11.     RIGHTS UPON MASTER SERVICER DEFAULT...........................11
SECTION 12.     WAIVER OF PAST MASTER SERVICER DEFAULTS.......................12
SECTION 13.     TERMINATION...................................................12
SECTION 14.     DISPOSITION OF FILES ON TERMINATION...........................13
SECTION 15.     INDEPENDENT CONTRACTOR........................................13
SECTION 16.     CORRESPONDENCE; DISCLOSURE....................................13
SECTION 17.     COOPERATION...................................................13
SECTION 18.     AMENDMENTS....................................................13
SECTION 19.     INDEMNIFICATION AND LIABILITY.................................13
SECTION 20.     MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                OBLIGATIONS OF, MASTER SERVICER...............................15
SECTION 21.     CONFIDENTIALITY...............................................15

                                        i             Master Servicing Agreement

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SECTION 22.     NONPETITION COVENANT OF MASTER SERVICER.......................15
SECTION 23.     SALE OR TRANSFER OF LOANS; LIMITATIONS........................15
SECTION 24.     OPTIONAL PURCHASE OF FINANCED STUDENT LOANS...................16
SECTION 25.     MISCELLANEOUS.................................................16

EXHIBIT A

                                       ii             Master Servicing Agreement

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                           MASTER SERVICING AGREEMENT

     THIS SERVICING AGREEMENT (this "Agreement") is entered into as of October 1, 2003, by and among Education Lending Services, Inc., a Delaware corporation (the "Master Servicer"), Education Funding Capital Trust-III, a Delaware statutory trust (the "Issuer"), Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, as Indenture Trustee (the "Indenture Trustee"), and Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, as Trust Eligible Lender Trustee on behalf of the Issuer (the "Trust Eligible Lender Trustee").

                                   WITNESSETH:

     WHEREAS, the Issuer wishes to retain the Master Servicer to service the Financed Student Loans and the Master Servicer wishes to undertake the obligation to service or cause to be serviced the Financed Student Loans under the terms hereinafter set forth;

     WHEREAS, the Indenture Trustee has agreed to perform certain duties set forth in Section 2; and

     WHEREAS, pursuant to this Agreement the Master Servicer will agree to provide, or cause there to be provided, loan servicing services for the Financed Student Loans;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Issuer and the Master Servicer agree as follows:

     Section 1.     Definitions.
                    -----------

     Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in Appendix A to that certain Indenture of Trust dated as of October 1, 2003 (the "Indenture") among the Issuer, the Indenture Trustee, and the Trust Eligible Lender Trustee.

     Section 2.     Servicing Requirement and Engagement of Master Servicer.
                    -------------------------------------------------------

     The Issuer hereby authorizes and appoints the Master Servicer to act as its agent for the limited purpose of servicing the Financed Student Loans. The authorization granted by this Agreement includes, but is not limited to, correspondence and communication with any Guaranty Agency or the Department regarding the Financed Student Loans, the assignment of claims to any guarantor or insurer of the Financed Student Loans, communication with borrowers and any other communication, correspondence, signature or other act required to service the Financed Student Loans in accordance with requirements of the Act or regulations promulgated by any Guaranty Agency.

     The Issuer hereby authorizes the Master Servicer to enter into subservicing contracts with an entity acting as a subservicer pursuant to such contracts, such entity is herein referred to as a "Subservicer", to provide the services required of the Master Servicer hereunder and to meet any obligations of the Issuer hereunder, so long as such contracts are permitted by the Indenture. The Master Servicer agrees to notify each Rating Agency and the Indenture Trustee if any such subservicing

                                       1              Master Servicing Agreement

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contract is terminated or expires pursuant to its terms. In the event the Master
Servicer or any Affiliate of the Seller or the Master Servicer commences servicing of any Financed Student Loans that were previously serviced by a Subservicer, the Master Servicer shall (i) give prompt written notice of such event to each Rating Agency and (ii) cause such Subservicer to deliver to the Indenture Trustee the complete and separately identified record for each such Financed Student Loan, inclusive of all documents and correspondence related to each such Financed Student Loan (collectively, the "Student Loan Files").

     The Indenture Trustee agrees to and shall act as custodian of the Student Loan Files for any Financed Student Loans serviced or subserviced by the Master Servicer or by any Affiliate of the Seller or the Master Servicer.

     Section 3.     Master Servicer Compensation.
                    ----------------------------

     (1) Subject to Section 4.03(c) of the Indenture, as compensation for its services hereunder, the Master Servicer shall receive a fee (the "Master Servicing Fee") equal to 0.10% of the average monthly outstanding principal balance of the Financed Student Loans.

     (2) The Master Servicer shall submit an invoice monthly to the Issuer for the Master Servicing Fee, and the Issuer shall direct the Indenture Trustee to remit payment therefor as shown on that invoice, but only to the extent of moneys available for payment therefor in the Distribution Account or Collection Account.

     (3) Payment is due within thirty (30) days after receipt of the billing package. The billing package shall consist of an invoice and supporting documentation.

     (4) The Master Servicer acknowledges that the Issuer shall be entitled to receive all payments of principal, interest and late charges received with respect to the Financed Student Loans and that the Master Servicer shall have no right to retain such amounts as payment of any fees due to the Master Servicer from the Issuer under the terms of this Agreement. The Issuer hereby authorizes the Master Servicer to assess, collect and retain any charges which the Issuer is permitted by law or regulation to assess with respect to not sufficient funds ("NSF") processing or other collection costs.

     Section 4.     Financed Student Loan Servicing.
                    -------------------------------

     The Master Servicer covenants and agrees to service each Financed Student Loan in compliance with all requirements of the Act, each Guaranty Agreement and all other laws and regulations applicable to its activities hereunder and in accordance with the terms and conditions of this Agreement, and to perform all services and duties customary to the servicing of Student Loans including all collection practices. Without limiting the foregoing, in fulfillment of its obligations hereunder, the Master Servicer shall do the following:

     (1) Maintain a complete and separately identified record for the Financed Student Loans of each borrower, inclusive of all documentation and correspondence related to the Financed Student Loans.

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     (2)  Take such actions as are required under the Act with respect to delinquencies.

     (3) Perform the actions necessary to maintain the Guarantee and/or Insurance on each Financed Student Loan originated under the Act at all times.

     (4) Handle all required borrower contact functions and meet all servicing "due diligence" requirements, as that term is used under the Act and implementing regulations. Such functions include, for example, skip tracing, contacting delinquent borrowers, handling borrower requests for extensions or deferments, and preparing and processing claims, including death, disability, default, closed school, false certification and bankruptcy claims.

     (5) Prepare and maintain accounting records with respect to the Financed Student Loans; process refunds and other adjustments; process address changes and maintain address records.

     (6) Collect all payments with respect to Financed Student Loans and deliver all such payments to the Indenture Trustee for deposit into the Collection Account, including without limitation guarantee payments, with respect to the Financed Student Loans. The Master Servicer shall prepare a "Lender's Request for Payment of Interest and Special Allowance" to be used in billing the Department for interest and the special allowance for all eligible loans on a quarterly basis. The Master Servicer agrees to submit the billing to the Department within 30 days following the last day of each quarter (March 31, June 30, September 30, December 31). In the event that the Master Servicer does not submit the billing to the Department within 30 calendar days following the last day of each quarter, and such failure is not attributable to action or inaction by the Issuer or the Department, the Issuer shall be entitled to payment by the Master Servicer of penalty interest. Such penalty interest shall be calculated on the actual amount of interest subsidies and special allowance payments that the Issuer is entitled to receive from the Department on the Student Loans covered by the billing report and for the time period between such 30th day through the date that said billing report is filed with the Department by the Master Servicer using the LIBOR rate, as quoted in the Wall Street Journal, for the period closest in term to the actual number of days covered by penalty period.

     (7) Retain summary records of contacts, follow-ups and collections efforts, and records of written correspondence relating to the Financed Student Loans of each borrower sufficient to ensure claim payment.

     (8) Process adjustments including NSF checks, status changes, forbearances, deferments and Financed Student Loans paid in full.

     (9) Complete all forms and reports required by the Department or any Guaranty Agency.

     (10) Perform all of the Trust Eligible Lender Trustee's and Issuer's obligations as holder of Student Loans as required by the Act and the Regulations. The Master Servicer shall have full power to sign and act on the Issuer's and the Trust Eligible Lender Trustee's

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          behalf as the Issuer's agent in all transactions with borrowers serviced hereunder. Each of Issuer and the Trust Eligible Lender Trustee do hereby authorize, constitute, and appoint the Master Servicer on its behalf and as its attorney in fact, to endorse those promissory notes for which a claim has been filed with a guarantor. The Master Servicer will carry out its responsibilities hereunder in a diligent and lawful manner.

     (11) At all times identify the Issuer and the Trust Eligible Lender Trustee as the owners of the Financed Student Loans and identify the Indenture Trustee as a party which maintains a security interest in the Financed Student Loans.

     (12) Capture and retain a copy of each promissory note and each disclosure statement on its image system and shall store a backup image copy in a remote facility. The Master Servicer shall hold the original Student Loan documents, including the original promissory note, a copy of the Student Loan application and the disclosure statement for safekeeping.

     (13) Provide reports to the Issuer and Indenture Trustee of all monetary transactions as well as periodic summary and account information, including such items as:

          (i) Detailed periodic reports to support all cash transactions processed;

          (ii) Monthly portfolio summary reports and supporting data listings;

          (iii) A monthly listing of delinquent accounts;

          (iv) A quarterly report of billings to the Department for interest and special allowances; and

          (v) All monthly reports received from Subservicers and any combined monthly reports prepared by the Master Serrvicer that show reconciliations, loan balances, loan status, special allowance and other monthly statistics.

     (14) Ensure the timely payment of taxes, accounting fees, outside auditor fees, data processing costs and other costs incurred in servicing the Financed Student Loans.

     (15) Obtain and maintain or cause each Subservicer to obtain and maintain in force a fidelity bond in an amount of at least $1,000,000 upon all personnel of the Master Servicer or Subservicer, as applicable, insuring against any loss or damage which the Issuer, the Master Servicer or Subservicer, as applicable, might suffer as a consequence of any fraudulent or dishonest act of such personnel.

     (16) Obtain and maintain or cause to be obtained and maintained in force errors and omissions insurance coverage in an amount equal to at least $2,000,000 for all its customers.

     (17) Respond to all borrower inquiries in a prompt, courteous and thorough manner.

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     (18) Establish and maintain a method for charging and collecting late payment fees in accordance with provisions of the Act and all other applicable laws and regulations.

     (19) Act as custodian and bailee with respect to all original documents and hold them subject to the lien of the Indenture in favor of the Indenture Trustee and pursuant to a bailment in a form satisfactory to the Master Servicer, the Issuer and the Trust Eligible Lender Trustee.

     (20) If any Financed Student Loan has lost its Guarantee and/or Insurance due to the actions of any prior issuer, servicer or holder of the Financed Student Loan, at the written request of the Issuer, use its best efforts to reinstate such Guarantee or Insurance; provided, however, that the Master Servicer makes no representation that such reinstatement will occur. Such services shall be provided at the cost agreed upon by the Issuer and the Master Servicer.

     (21) If requested by the Issuer, remit monthly rebate fees to the Department with respect to the Financed Student Loans. Upon receipt of satisfactory documentation, the Issuer shall cause the Indenture to promptly wire transfer to the Master Servicer or its designee, from amounts held under the Indenture, the amount of funds required to pay such fees. The Master Servicer shall provide, or cause to be provided to the Issuer, on a monthly basis, information needed to determine the monthly rebate fees.

     (22) Accrue and capitalize interest on those Student Loans not eligible for interest subsidy.

     (23) Verify the current status of all borrowers not less often than annually through direct contact with each borrower to ensure correct account information. The Master Servicer shall also seek to verify the borrower's status by direct or indirect contact with educational institutions.

     (24) When a Student Loan becomes due for repayment, prepare a payment schedule and disclosure statement and mail it to the borrower for signature(s). Prior to the first payment due date, repayment coupons will be prepared and sent to the borrowers.

     (25) Post to the borrower's account all payments of principal, interest and other charges.

     (26) Automatically credit the Issuer's account whenever a borrower overpays an account by less than $5.00, and the Issuer, at its discretion, can reimburse the borrower. When the overpayment is more than $5.00, the Master Servicer shall remit the overpayment directly to the borrower. When a borrower's balance owing is less than $50.00, the Master Servicer may, at its discretion, write-off the balance.

     (27) Prepare and submit all papers and documents necessary to strictly follow reimbursement procedures specified in the Common Manual:
          Unified Student Loan Policy, as amended from time to time, upon default of borrower and further agrees to promptly remit proceeds to Issuer upon receipt from the Guaranty Agency.

                                       5              Master Servicing Agreement

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     (28) Provide immediate notice to the Issuer of any proceeding or action filed, asserted or threatened against the Master Servicer that, if decided unfavorably to the Master Servicer, would adversely impact the Master Servicer's status as an eligible "third-party servicer".

     (29) Deliver to the Indenture Trustee each report delivered to the Master Servicer pursuant to the Basic Documents.

     Section 5.     Due Diligence.
                    -------------

     The Master Servicer covenants and agrees that in discharging its obligations hereunder it shall:

     (1) Exercise due diligence in the servicing and collection of all Financed Student Loans as the term "due diligence" is used in the Act and the Regulations.

     (2) Exercise reasonable care and diligence in the administration and collection of all Financed Student Loans utilizing collection practices in accordance with applicable federal and state collection practices, laws and regulations promulgated thereunder.

     (3) Administer, collect and service the Financed Student Loans in a competent, diligent and orderly fashion, and, with respect to Financed Student Loans originated under the Act, in accordance with the requirements of the Act.

     Section 6.     Right of Inspection; Audit.
                    --------------------------

     The Issuer, the Indenture Trustee, the Trust Eligible Lender Trustee or any governmental agency having jurisdiction over any of the same, or their designated representatives, may at any time upon reasonable prior notice and during normal business hours examine and audit at the sole expense of the Issuer, the records which the Master Servicer or Subservicer maintain on the Financed Student Loan being serviced, provided, however, that such activities shall not unreasonably disrupt the Master Servicer's normal business operation.

     The Master Servicer agrees that it shall permit, not more than once per year, the Issuer, the Indenture Trustee or its designee to conduct or have conducted a procedural audit regarding the Master Servicer's or Subservicer's compliance with the requirements of the Act or the terms of this Agreement. Such audits shall be at the expense of the Issuer.

     Section 7.     Reporting Requirements.
                    ----------------------

     (1) Annual Statement as to Compliance. The Master Servicer shall deliver to each Rating Agency, the Indenture Trustee and the Issuer, on or before March 31 of each year, beginning with March 31, 2004, a certificate stating that (a) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement has been made under the supervision of the officer signing such certificate and (b) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or,

                                       6              Master Servicing Agreement

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          there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (2) Annual Independent Public Accountant's Servicing Report. On or before March 31 of each year, beginning March 31, 2004, the Master Servicer at its expense shall cause an independent public accountant that is a member of the American Institute of Certified Public Accountants to furnish a statement to each Rating Agency, the Issuer and the Indenture Trustee to the effect that such accountant has examined certain documents and records relating to the servicing of the Financed Student Loans (during the preceding fiscal year) under servicing agreements substantially similar one to another and to this Agreement and that, on the basis of such examination, such servicing has been conducted in compliance with such servicing agreements except for such significant exceptions or errors in records that, in the opinion of such accountant, requires it to report and that are set forth in such report.

     (3) Monthly Servicer's Certificate. Each month, not later than the twenty-fifth day of each month, the Master Servicer shall deliver to the Indenture Trustee, a certificate certified by an officer of the Master Servicer certifying to the accuracy of the monthly statement contemplated by Section 11.04 of the Indenture.

     (4) Sarbanes-Oxley. With respect to each annual report required to be filed by the Issuer pursuant to Section 13(a) of the Securities Exchange Act, the Master Servicer shall provide the certification required by Rule 15d-14(e)(and if applicable, Rule 13a-14(d))of the Securities Exchange Act.

     Section 8.     Representations, Warranties, and Covenants of the Master
                    --------------------------------------------------------
                    Servicer.
                    --------

     The Master Servicer makes the following representations, warranties and covenants to the Issuer on the date of this Agreement. The Master Servicer shall be deemed to have repeated the representations and warranties in clauses (1),
(2), (6), (7), (8), (9) and (12) on the date the Notes are issued under the Indenture.

     (1) The Master Servicer (i) is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated; (ii) is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing; (iii) possesses all requisite authority, permits and power to conduct its business as contemplated by this Agreement including, without limitation, eligibility as a third-party servicer under the Act; and (iv) is in compliance with all applicable laws and regulations.

     (2) The execution and delivery by the Master Servicer of this Agreement and the performance of its obligations hereunder (i) are within its corporate power, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or filing with any governmental agency, except for any action or filing that has been taken or made on

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          or before the date of this Agreement; and (iv) do not violate any provision of its certificate of incorporation or bylaws.

     (3) The Master Servicer will satisfy all of its obligations set forth in this Agreement, maintain in effect all qualifications required in order to service the Financed Student Loans and comply in all material respects with all requirements of law if a failure to comply would have a materially adverse effect on its ability to service the Financed Student Loans.

     (4) The Master Servicer will not permit any rescission or cancellation of a Financed Student Loan except as ordered by a court or other government authority or as consented to by the Trust Eligible Lender Trustee and the Indenture Trustee, except that it may write off any delinquent Financed Student Loan if the remaining balance of the borrower's account is less than $50.

     (5) The Master Servicer will not reschedule, revise, defer or otherwise compromise payments due on any Financed Student Loan except during any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards and requirements for servicing of the Financed Student Loans.

     (6) All financial statements of the Master Servicer delivered to the Issuer were prepared according to U.S. generally accepted accounting principles ("GAAP") consistently applied and present fairly, in all material respects, the financial condition, results of operations and cash flows of the Master Servicer as of, and for the portion of the fiscal year ending on their date or dates (subject, in the case of financial statements other than annual ones, only to normal year-end adjustments).

     (7) No event which could cause a material adverse effect on the Master Servicer's financial condition has occurred, and if such event shall occur, the Master Servicer shall promptly give the Issuer notice thereof.

     (8) The Master Servicer is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition or its ability to meet its obligations under this Agreement and no outstanding or unpaid judgments against the Master Servicer exist, and if such event shall occur, the Master Servicer shall promptly give the Issuer notice thereof.

     (9) The Master Servicer has no knowledge of any basis upon which to believe that each Financed Student Loan (i) is not in compliance in all material respects with all laws and rules and regulations with respect to any Guarantee thereof, and (ii) does not conform to the applicable requirements of eligibility for such Guarantee.

     (10) The Master Servicer further agrees to maintain its servicing system so that it will continue to provide all services required under this Agreement to the extent such services

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          are not provided by one or more eligible third-party subservicers under the Act with adequate systems to perform such services.

     (11) Until all Financed Student Loans serviced hereunder have been repaid in full, or paid as a claim by a Guaranty Agency, or transferred to another servicer, the Master Servicer agrees as follows:

          (i) The Master Servicer shall cause to be furnished to the Issuer its financial statements as the Issuer may reasonably request, including quarterly unaudited financial statements within thirty
                (30) days after the conclusion of each fiscal quarter, and annual financial statements within ninety (90) days after the end of each fiscal year audited by nationally recognized independent certified public accountants and such other information with respect to its business affairs, assets, and liabilities as the Issuer may reasonably request.

          (ii) The Master Servicer shall maintain books, records and accounts necessary to prepare financial statements according to GAAP and maintain adequate internal financial controls.

          (iii) The Master Servicer shall maintain all licenses, permits, and franchises necessary for its business.

     (12) This Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of the Master Servicer, enforceable against the Master Servicer according to its terms.

     Upon the discovery of a breach of certain covenants that have a materially adverse effect on the Financed Student Loans, the Master Servicer will be obligated to purchase or substitute the adversely affected Financed Student Loan unless the breach is cured within the time period prescribed in Section 10 hereof. Any breach that relates to compliance with the requirements of the Act or the applicable Guaranty Agency but that does not affect that Guaranty Agency's obligation to guarantee payment of a Financed Student Loan will not be considered to have a material adverse effect.

     The purchase or substitution and reimbursement obligations of the Master Servicer will constitute the sole remedy available to the Issuer for any uncured breach. The Master Servicer's purchase or substitution and reimbursement obligations are contractual obligations that the Issuer may enforce, but the breach of these obligations will not constitute an event of default under the Indenture.

     Section 9.     Representations and Warranties of Issuer.
                    ----------------------------------------

     The Issuer represents and warrants to the Master Servicer on the date of this Agreement:

     (1) The Issuer (i) is duly formed, validly existing, and in good standing under the laws of the jurisdiction in which it is formed; (ii) is duly qualified to transact business as a Delaware statutory trust; and
          (iii) possesses all requisite authority, permits and power to conduct its business as contemplated by this Agreement.

                                       9              Master Servicing Agreement

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     (2)  The execution and delivery by the Issuer of this Agreement and the performance of its obligations hereunder (i) are within its organizational power; (ii) have been duly authorized by all necessary action; and (iii) require no action by or filing with any governmental agency, except for any action or filing that has been taken or made on or before the date of this Agreement.

     (3) This Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of the Issuer, enforceable against the Issuer according to its terms.

     (4) The Issuer is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition relevant to this Agreement.

     Section 10.    Master Servicer Default.
                    -----------------------

     Each of the following constitutes a "Master Servicer Default" hereunder:

     (1) any failure by the Master Servicer to deliver to the Indenture Trustee any payment required by this Agreement, which failure continues unremedied for three (3) business days after written notice of such failure is received by the Master Servicer from the Trust Eligible Lender Trustee, the Indenture Trustee or the Administrator or after discovery of such failure by an officer of the Master Servicer; or

     (2) any breach of a representation or warranty of the Master Servicer contained in Section 8 of this Agreement or failure by the Master Servicer duly to observe or to perform in any material respect any term, covenant or agreement set forth in this Agreement or in any other Basic Document to which the Master Servicer is a party, which breach or failure shall (i) materially and adversely affect the rights of holders of Notes or any Counterparties and (ii) continue unremedied for a period of sixty (60) days after the date of discovery of such failure by an officer of the Master Servicer or on which written notice of such breach or failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer, by the Indenture Trustee, the Trust Eligible Lender Trustee or the Administrator, or
          (B) to the Master Servicer, the Indenture Trustee or the Trust Eligible Lender Trustee by holders of Notes representing not less than 25% of the Outstanding Amount of the Notes; or

     (3) the Master Servicer shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall have made a general assignment for the benefit of creditors, or shall have declared a moratorium with respect to its debts or shall have failed generally to pay its debts as they become due, or shall have taken any action to authorize any of the foregoing; or

                                       10             Master Servicing Agreement

     (4) an involuntary case or other proceeding shall have been commenced against the Master Servicer seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, provided such action or proceeding is not dismissed within 60 days; or

     (5) any failure by the Master Servicer to comply with any requirements under the Act resulting in a loss of its eligibility as a third-party servicer.

     Section 11.    Rights Upon Master Servicer Default.
                    -----------------------------------

     In each and every case, so long as Master Servicer Default shall not have been remedied, either the Indenture Trustee, or the holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Master Servicer (and to the Indenture Trustee and the Issuer if given by the holders of Notes) may terminate all the rights and obligations (other than the rights and obligations set forth in Section 19 hereof) of the Master Servicer under this Agreement. Only the Indenture Trustee or the holders of Notes, and not the Issuer, will have the ability to remove the Master Servicer if a Master Servicer Default occurs while the Notes are Outstanding.

     As of the effective date of termination of the Master Servicer, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor master servicer as may be appointed, and all files shall be disposed of pursuant to the procedures prescribed by Section 14 hereof. The successor master servicer will succeed to all the responsibilities and duties of the Master Servicer under this Agreement and will be entitled to similar compensation arrangements.

     The Master Servicer shall cooperate with the successor master servicer, the Indenture Trustee and the Issuer in effecting the termination of the responsibilities and rights of the Master Servicer under this Agreement, including the transfer to the successor master servicer for administration by it of all cash amounts that shall at the time be held by the Master Servicer for deposit, or shall thereafter be received by it with respect to a Financed Student Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Financed Student Loan files to the successor master servicer and amending this Agreement and any other Basic Documents to reflect such succession of master servicer pursuant to this Section 11 shall be paid by the Master Servicer (other than the Indenture Trustee acting as the servicer under this Section 11) upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Master Servicer Default, the Issuer shall give notice thereof to the Rating Agencies.

     If the Indenture Trustee is unwilling or unable to act, it may appoint, or petition a court for the appointment of, a successor whose regular business includes the servicing of Student Loans; provided, however, the Indenture Trustee shall continue to act as the Master Servicer until a successor has been so appointed. If, however, a bankruptcy trustee or similar official has been appointed for the Master Servicer, and no Master Servicer Default other than that appointment has occurred, the trustee may have the power to prevent the Indenture Trustee or the holders of Notes from effecting the transfer.

                                       11             Master Servicing Agreement

     Section 12.    Waiver of Past Master Servicer Defaults.
                    ---------------------------------------

     The holders of Notes evidencing a majority of the Outstanding Amount of the Notes, in the case of any Master Servicer Default which does not adversely affect the Indenture Trustee or the holders of Notes, may, on behalf of all holders of Notes, waive in writing any default by the Master Servicer in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Master Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

     The Issuer may designate another servicer with respect to its student loans. Any servicer, other than Education Lending Services, Inc., may be appointed, provided that a Rating Confirmation has been received with respect thereto.

     Section 13.    Termination.
                    -----------

     This Agreement will terminate upon the occurrence of the earlier of (i) the termination of the Indenture; (ii) early termination pursuant to Section 11 hereof; and (iii) payment in full of all of the Financed Student Loans being serviced hereunder.

     The Master Servicer may not resign from its obligations and duties as the Master Servicer hereunder, except upon determination that the Master Servicer's performance of its duties is no longer permissible under applicable law. No resignation will become effective until the Indenture Trustee or a successor servicer has assumed the Master Servicer's servicing obligations and duties under this Agreement.

     In the event of termination of this Agreement, the Issuer shall remain liable for all fees due and payable hereunder. Termination shall be made without prejudice to any other rights or remedies either party may have at law or in equity. The obligations of the Master Servicer under Section 4 hereof, and the representations and warranties in Section 8 shall survive any termination of this Agreement and shall remain in effect for all Financed Student Loans while such Financed Student Loans are serviced by the Master Servicer. The rights and obligations of the Master Servicer contained in Section 19 hereof shall survive termination of this Agreement. In the event that servicing on any Financed Student Loan is transferred to a successor servicer, such successor servicer shall be required by the Issuer to engage in reasonable good faith efforts to obtain payment on any claim initially rejected by a guarantor for payment including, without limitation, involving the Master Servicer in such effort, where the reason for claim denial relates to the period during which the Master Servicer serviced such Financed Student Loan hereunder. However, if the cause for claim denial is reasonably attributable to the Master Servicer actions or inactions, the Master Servicer shall be responsible therefore. The Master Servicer acknowledges that Issuer will assign this Agreement to the Indenture Trustee on behalf of the holders of Notes and that the Indenture Trustee will be entitled to enforce this Agreement against the Master Servicer.

                                       12             Master Servicing Agreement

     Section 14.    Disposition of Files on Termination.
                    -----------------------------------

     Upon termination of this Agreement, all files (physical and electronic) held by the Master Servicer with respect to Financed Student Loans shall be promptly transferred to the Issuer or its designee in such form as the Issuer reasonably requests. The Issuer shall be responsible for payment of reasonable expenses related to the transfer of the records unless the Issuer is removing the Financed Student Loans because of a breach by the Master Servicer. In such instance, the Master Servicer shall bear the cost of deconverting and transferring the Financed Student Loan documentation.

     Section 15.    Independent Contractor.
                    ----------------------

     The Master Servicer is an independent contractor and is not, and shall not hold itself out to be, the agent of the Issuer except for the limited specific purposes set forth in this Agreement.

     Section 16.    Correspondence; Disclosure.
                    --------------------------

     The parties hereto acknowledge and agree that the Master Servicer will handle all communication with borrowers necessary to provide its services hereunder. Data regarding Financed Student Loans shall be disclosed only to the Issuer, the Indenture Trustee, the Administrator or the respective borrower, unless otherwise required by law or certain financing covenants.

     Section 17.    Cooperation.
                    -----------

     Each party covenants and agrees to cooperate fully with the other to facilitate the transactions contemplated by this Agreement.

     Section 18.    Amendments.
                    ----------

     This Agreement may be amended, supplemented or modified only by written instrument duly executed by the Issuer and the Master Servicer with the consent of the Indenture Trustee. So long as any Notes remain Outstanding under the Indenture, a Rating Confirmation must be obtained with respect to any such amendment, supplement or modification.

     Section 19.    Indemnification and Liability.
                    -----------------------------

     (1) Neither the Master Servicer nor any of its directors, officers, employees or agents will be under any liability to the Issuer or the holders of Notes for taking any action or for refraining from taking any action pursuant to this Agreement, or for errors in judgment; provided, however, that neither the Master Servicer nor any person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Master Servicer's duties hereunder or by reason of reckless disregard of its obligations and duties hereunder, provided that, in the event that the Indenture Trustee shall be the Master Servicer pursuant to Section 11 hereof, neither the Indenture Trustee, as Master Servicer, nor any of its directors, officers, employees or agents will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of

                                       13             Master Servicing Agreement
          the Master Servicer's duties hereunder or by reason of reckless disregard of its obligations and duties hereunder.

     (2) The Master Servicer is under no obligation to appear in, prosecute, or defend any legal action that is not incidental to its servicing responsibilities under this Agreement and that, in its opinion, may cause it to incur any expense or liability. The Master Servicer may undertake any reasonable action that it deems necessary or desirable in respect of this Agreement and the interests of the holders of Notes.

     (3) If the Master Servicer is required to appear in, or is made a defendant in any legal action or proceeding commenced by any party other than the Issuer with respect to any matter arising hereunder, the Issuer shall indemnify and hold the Master Servicer harmless from all loss, liability, or expense (including reasonable attorney's fees) except for any loss, liability or expense arising out of or relating to the Master Servicer's willful misconduct or negligence with regard to the performance of services hereunder or breach of its obligations hereunder. Subject to the limitations set forth in paragraph 19(b) hereof, the Master Servicer shall indemnify and hold the Issuer harmless from all loss, liability and expense (including reasonable attorney's fees) arising out of or relating to the Master Servicer's willful misconduct or negligence with regard to performance of services hereunder or breach of its obligations hereunder, provided that in no event shall the Master Servicer be responsible or liable for any incidental, special or consequential damages with respect to any matter whatsoever arising out of this Agreement.

     (4) If a Financed Student Loan is denied the Guarantee by the Guaranty Agency or the loss of federal interest, special allowance, and/or insurance benefits, the Master Servicer shall have the right to take any action not prohibited by law or regulation to reduce its losses, if any, hereunder, including but not limited to curing, at its own expense, any due diligence or other servicing violation. If any lost Guarantee is not reinstated within twelve (12) months of the date the Master Servicer learns of the loss of the Guarantee on a Financed Student Loan, the Master Servicer shall take actions which make the Issuer whole with respect to the Financed Student Loan while maintaining the eligibility for future reinstatement of the Guarantee; provided, however, the Master Servicer may delay taking such actions by giving written notice to the Issuer not less often than each ninety
          (90) days that the Master Servicer has reason to believe that the Guarantee will be reinstated within time frames permitted by regulations. If the Master Servicer gives notice of such delay, the Master Servicer agrees to pay any accrued interest on the Financed Student Loans that may be uninsured. The Issuer agrees to use its best efforts to cause the repurchase, at par plus insured interest and benefits thereon, of any Financed Student Loan which is cured and is reinsured subsequent to its sale by the Issuer pursuant to actions taken by the Master Servicer to make the Issuer whole and if the sale was to an Eligible Lender to the extent the Issuer has, or can make available, fund therefor.

     (5) The Master Servicer shall have no responsibility for any error or omission (including due diligence violations) which occurred prior to the date the Master Servicer assumed responsibility for servicing the Financed Student Loan, nor shall the Master Servicer be responsible for losses, damages or expenses arising from any change in law or regulation

                                       14             Master Servicing Agreement
          which retroactively imposes additional requirements for documentation or servicing actions, provided that the Master Servicer has made best efforts to comply with retroactive additional requirements.

     Section 20.    Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
                    Obligations of, Master Servicer.
                    -------------------------------

     Any entity into which the Master Servicer may be merged or consolidated, or any entity which may result from any merger or consolidation to which the Master Servicer shall be a party or any entity succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Master Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving servicer, if other than Education Lending Services, Inc., executes an agreement of assumption to perform every obligation of the Master Servicer under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made hereunder shall have been breached and no Master Servicer Default shall have occurred and be continuing, and (iii) such consolidation, merger or succession and such agreement of assumption comply with all the conditions precedent, if any, provided for in this Agreement.

     Section 21.    Confidentiality.
                    ---------------

     The contents of this Agreement, together with all supporting documents, exhibits, schedules, and any amendments thereto, which form the basis of the business relationship between the Issuer and the Master Servicer, insofar as the same relate to the fees charged by the Master Servicer, shall be held in strict confidence by both parties and shall not be disclosed or otherwise discussed with any third party (unless required by law or regulation), except outside counsel or independent accountants, or in connection with the offer and sale of securities issued or to be issued under the Indenture, without the prior written consent of the other party.

     Section 22.    Nonpetition Covenant of Master Servicer.
                    ---------------------------------------

     The Master Servicer agrees not to, for any reason, institute proceedings for the Issuer to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Issuer, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property.

     Section 23.    Sale or Transfer of Loans; Limitations.
                    --------------------------------------

     The Issuer agrees that if any Financed Student Loans are sold under conditions that result in the Financed Student Loans being transferred to another servicer, whether immediately or at some future date, the Issuer will pay or cause to be paid, at the time such Financed Student Loans are transferred, the deconversion fees charged by such servicer.

                                       15             Master Servicing Agreement

     Section 24.    Optional Purchase of Financed Student Loans.
                    -------------------------------------------

     The Master Servicer shall have the option to purchase or arrange for the purchase of all remaining Financed Student Loans on any Distribution Date when the Pool Balance is 10% or less of the initial Pool Balance. The purchase price will equal the greater of (i) the aggregate outstanding balances of the remaining Financed Student Loans as of the end of the preceding Collection Period, including all interest accrued thereon, and (ii) the Minimum Purchase Amount.

     Section 25.    Miscellaneous.
                    -------------

     (1) Any material written communication received at any time by the Issuer with respect to a Financed Student Loan or a borrower shall be promptly transmitted by the Issuer to the Master Servicer. Such communications include but are not limited to letters, notices of death or disability, adjudication of bankruptcy and like documents, and forms requesting deferment of repayment or loan cancellations.

     (2)  This Agreement shall be governed by the laws of the State of Ohio.

     (3) All covenants contained herein and the benefits, rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the parties hereto, including but not limited to, any successor entity acquiring or succeeding to the assets of either party.

     (4) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute but one and the same instrument.

     (5) If any provisions of this Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of this Agreement or any part hereof.

     (6) All notices, requests, demands or other instruments which may or are required to be given by either party to the other, shall be in writing and each shall be deemed to have been properly given when delivered personally on an officer of the party to whom such notice is to be given, or upon receipt thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, or upon confirmed facsimile transmission, addressed as follows:

                                       16             Master Servicing Agreement

                              If intended for the Issuer:

                              Education Funding Capital Trust-III
                              c/o Fifth Third Bank
                              MD 10AT60
                              38 Fountain Square Plaza
                              Cincinnati, Ohio 45263
                              Attention:  Corporate Trust Administration
                              Telephone:  +1.513.534.0724
                              Facsimile:  +1.513.534.3115

                              with a copy to:

                              Wilmington Trust Company
                              Rodney Square North
                              1100 North Market Street
                              Wilmington, Delaware 19890-0001
                              Attention:  Corporate Trust Administration
                              Telephone:  +1.302.636.6189
                              Facsimile:  +1.302.636.4144

                              If intended for the Master Servicer:

                              Education Lending Services, Inc.
                              6 East Fourth Street
                              Suite 300
                              Cincinnati, Ohio 45202
                              Attention: Perry Moore

                              If intended for the Indenture Trustee:

                              Fifth Third Bank
                              MD 10AT60
                              38 Fountain Square Plaza
                              Cincinnati, Ohio 45263
                              Attention:  Corporate Trust Administration
                              Telephone:  +1.513.534.0724
                              Facsimile:  +1.513.534.3115

                                       17             Master Servicing Agreement

                              If intended for the Trust Eligible Lender Trustee:

                              Fifth Third Bank
                              MD 10AT60
                              38 Fountain Square Plaza
                              Cincinnati, Ohio 45263
                              Attention:  Corporate Trust Administration
                              Telephone:  +1.513.534.0724
                              Facsimile:  +1.513.534.3115

Either party may change the address to which subsequent notices are to be sent to it by written notice to the other given as aforesaid, but any such notice of change, shall not be effective until the second Business Day after it is received.

     (7) This Agreement may not be terminated by any party hereto except in the manner and with the effect herein provided.

     (8) When the context of this Agreement so requires or implies, references to the Issuer include any applicable trustee.

     (9) If either party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to the other party for any failure to perform hereunder as a result.

     (10) The parties hereto agree to execute or cause to be executed the Limited Power of Attorney attached hereto as Exhibit A.

     (11) The Master Servicer has and agrees to maintain a disaster recovery plan which, in its reasonable opinion, will permit it to continue operations without undue interruption in the event of fire, disaster, labor disruption, or Act of God.

     (12) The Master Servicer may cause any of its duties or obligations hereunder to be performed by a Subservicer to the extent permitted by the Indenture.

     (13) EACH PARTY TO THIS AGREEMENT WAIVES ITS RIGHT TO A JURY TRIAL.


     [remainder of page intentionally left blank; signature pages to follow]

                                       18             Master Servicing Agreement

     IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

                                        EDUCATION FUNDING CAPITAL TRUST-III,
                                           by Fifth Third Bank, as Co-Owner
                                           Trustee


                                        By:     /s/ Angela M. Weidell-LaBathe
                                           -------------------------------------
                                                Name:  Angela M. Weidell-LaBathe
                                                Title:  Assistant Vice President
                                                        and Senior Trust Officer


                                        EDUCATION LENDING SERVICES, INC., as
                                          the Master Servicer


                                        By:     /s/ Perry D. Moore
                                           -------------------------------------
                                                Name:  Perry D. Moore
                                                Title:  Senior Vice
                                                         President-Finance


                                        FIFTH THIRD BANK, as Indenture Trustee


                                        By:     /s/ Angela M. Weidell-LaBathe
                                           -------------------------------------
                                                Name:  Angela M. Weidell-LaBathe
                                                Title:  Assistant Vice President
                                                        and Senior Trust Officer


                                        FIFTH THIRD BANK, as Trust Eligible
                                          Lender Trustee


                                        By:     /s/ Angela M. Weidell-LaBathe
                                           -------------------------------------
                                                Name:  Angela M. Weidell-LaBathe
                                                Title:  Assistant Vice President
                                                        and Senior Trust Officer


                                       19             Master Servicing Agreement

                                                                       EXHIBIT A

                            LIMITED POWER OF ATTORNEY
                            -------------------------

                                   WITNESSETH:

     WHEREAS, Education Lending Services, Inc., a Delaware corporation (the "Master Servicer"), and Education Funding Capital Trust-III, a Delaware statutory trust (the "Issuer"), are parties to the Master Servicing Agreement dated as of October 1, 2003 (the "Master Servicing Agreement"); and

     WHEREAS, pursuant to the Master Servicing Agreement, the Master Servicer will perform substantially all of the obligations and duties with regard to servicing of certain education loans (the "Financed Student Loans") as provided therein; and

     WHEREAS, in order to carry out its obligations under the Master Servicing Agreement with respect to the Financed Student Loans, the Master Servicer requires the power to perform certain acts, including but not limited to execution of promissory notes, assignment of notes to guarantors and filing of responses to bankruptcy notices, in the name of Fifth Third Bank, as trust eligible lender trustee (the "Trust Eligible Lender Trustee") for Issuer;

NOW THEREFORE, the Master Servicer, Issuer and Trust Eligible Lender Trustee agree:

     1. That each of the Issuer and the Trust Eligible Lender Trustee do hereby make and appoint the Master Servicer as its true and lawful attorney-in-fact to do all things necessary to carry out the Master Servicer's obligations under the Master Servicing Agreement with respect to the Financed Student Loans, including but not limited to the filing of proof of claim with bankruptcy courts. This instrument shall be construed and interpreted as a limited power of attorney (the "Limited Power of Attorney") and is not to be construed as granting any powers to the Master Servicer other than those necessary to carry out its obligations under the Master Servicing Agreement with respect to the Financed Student Loans.

     2. That this Limited Power of Attorney is effective as of October 1, 2003, and shall remain in force and effect until revoked in writing by the Issuer and Trust Eligible Lender Trustee or until the Master Servicing Agreement is terminated. This instrument shall supplement but not replace the powers previously granted to the Master Servicer in the Master Servicing Agreement.

                                       A-1            Master Servicing Agreement

The undersigned, being duly authorized, has executed this Limited Power of Attorney.

                                        EDUCATION FUNDING CAPITAL TRUST-III,
                                          by Fifth Third Bank, as Co-Owner
                                          Trustee


                                        By:      /s/ Angela M. Weidell-LaBathe
                                           -------------------------------------
                                        Name:   Angela M. Weidell-LaBathe
                                        Title:  Assistant Vice President and
                                                 Senior Trust Officer


                                        FIFTH THIRD BANK, as Trust Eligible
                                          Lender Trustee


                                        By:      /s/ Angela M. Weidell-LaBathe
                                           -------------------------------------
                                        Name:   Angela M. Weidell-LaBathe
                                        Title:  Assistant Vice President and
                                                 Senior Trust Officer

The undersigned, being duly authorized, accepts the foregoing Limited Power of Attorney for and on behalf of the Issuer and Trust Eligible Lender Trustee, as of October 1, 2003.

                                        EDUCATION LENDING SERVICES, INC., as
                                          the Master Servicer


                                        By:      /s/ Perry D. Moore
                                           -------------------------------------
                                        Name:  Perry D. Moore
                                        Title:  Senior Vice President-Finance


                                       A-2            Master Servicing Agreement